UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 13, 2009

IGI LABORATORIES, INC.
(Exact name of registrant as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-08568 (Commission file number)	01-0355758 (I.R.S. Employer Identification Number)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices)(Zip Code)

(856) 697-1441
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On March 13, 2009, IGI Laboratories, Inc., a Delaware corporation (the “Company”) completed a private placement of Series B-1 Convertible Preferred Stock (the “Series B-1 Preferred Stock”), secured convertible promissory notes (the “Notes”) and warrants to purchase shares of Series B-2 Preferred Stock (the “Warrants” and together with the Series B-1 Preferred Stock and the Notes, the “Securities”) to certain investment funds affiliated with Signet Healthcare Partners, G.P. (the “Investors”), for an aggregate purchase price of $6,000,000.00 (the “Offering”). Rockport Venture Securities, LLC acted as placement agent in connection with the Offering (the “Placement Agent”). The Company agreed to sell the Securities to the Investors pursuant to the terms of the securities purchase agreement, dated March 13, 2009 (the “Purchase Agreement”). Upon the closing of the Offering, the Company issued 202.9 shares of Series B-1 Preferred Stock and Notes in the aggregate principal amount of $4,782,600 to the Investors. Each share of Series B-1 Preferred Stock is convertible into 14,634 shares of the common stock of the Company, $0.01 par value (the “Common Stock”), for an implied common stock conversion price of $0.41 per share.

The shares of Common Stock underlying the shares of Series B-1 Preferred Stock issued to the Investors upon the closing of the Offering represent approximately 19.9% of the outstanding voting stock of the Company. Pursuant to Section 713 of the NYSE Alternext US LLC Company Guide, stockholder approval is required for issuances of securities that will (i) involve the issuance of common stock, or securities convertible into common stock, equal to 20% or more of presently outstanding stock of a company for less than the greater of book or market value of the stock and/or (ii) result in a change of control of the issuer (the “Stockholder Approval”). The Company anticipates seeking Stockholder Approval of the Offering and the Conversion (as described below) at its 2009 annual meeting of stockholders. In connection therewith, the Company entered into a voting agreement with Signet Healthcare Partners, G.P., and certain stockholders of the Company (the “Voting Agreement”), pursuant to which the stockholders signatory thereto agreed to vote their shares of Common Stock in favor of the Offering and the Conversion (as described below).

Upon Stockholder Approval of the Offering, the aggregate principal amount of the Notes will convert into an aggregate of 797.1 shares Series B-1 Preferred Stock and any accrued interest on the Notes will convert into additional shares of Series B-1 Preferred Stock. Upon conversion of the Notes, the Warrants will become null and void for all purposes. If Stockholder Approval of the Offering is not obtained, the Notes will become due and payable and will accrue simple interest at the rate of five percent (5%) per annum. Further, if Stockholder Approval is not obtained, the Warrants will become exercisable for an aggregate of 797.1 shares of non-voting Series B-2 Preferred Stock for a term of four years commencing on July 31, 2009 at a price of $6,000.00 per share. Assuming the Offering receives Stockholder Approval, the shares of Series B-1 Preferred Stock issued to the Investors upon the closing of the Offering together with the shares of Series B-1 Preferred Stock issued upon conversion of the Notes will represent approximately 49.5% of the outstanding voting stock of the Company.

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with each of the Investors and the Placement Agent, dated March 13, 2009, relating to the registration of the Common Stock of which the Series B-1 Preferred Stock is convertible and the Common Stock underlying the Placement Agent Warrant (as defined below) issued in connection with the Offering (the “Registrable Shares”). The Registration Rights Agreement provides that the Company will file a “resale” registration statement (the “Initial Registration Statement”) covering all of the Registrable Shares within 9 months of the closing of the Offering (the “Filing Date”), subject to certain limitations. If any Registrable Shares are unable to be included on the Initial Registration Statement, the Company has agreed to file subsequent registration statements until all of the Registrable Shares have been registered. Further, the Company has agreed to pay the Investors and the Placement Agent certain cash payments as partial liquidated damages in the event the Initial Registration Statement is not filed on or prior to the Filing Date.

The Company has no material relationship with the Investors or the Placement Agent other than with respect to the Offering.

The foregoing description of each of the Purchase Agreement, Voting Agreement, Registration Rights Agreement, the form of Notes and the form of Warrants is qualified in its entirety by reference thereto, which are filed as Exhibits 10.1, 10.2, 10.3, 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference. The press release relating to the Offering, dated March 13, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release clarifying certain terms of the Offering, dated March 18, 2009, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Guaranty, Security Agreement and Intercreditor Agreement

In connection with the issuance of the Notes, Immunogenetics, Inc., a wholly-owned subsidiary of the Company (the “Guarantor”), entered into a Guaranty Agreement with the Investors, dated March 13, 2009 (the “Guaranty Agreement”), pursuant to which it agreed to guaranty the Company’s obligations under the Notes. In addition, the Company and the Guarantor entered into a security agreement with the Investors, dated March 13, 2009 (the “Security Agreement”), pursuant to which each of the Company and the Grantor agreed to grant certain security interests in the Company’s and the Grantor’s Collateral, as defined in the Security Agreement, as security for the full and prompt payment and performance of their obligations under the Notes, the Purchase Agreement, the Security Agreement and any other indebtedness to the Investors. Further, pursuant to the terms of the Intellectual Property Security Agreement between the Company, the Grantor and the Investors, dated March 13, 2009 (the “IP Security Agreement”), the Company and the Grantor agreed to grant the Investors the right to create, record and perfect their security interests in the Intellectual Property Collateral (as defined in the IP Security Agreement) with the United States Patent and Trademarks Office.

The foregoing description of each of the Guaranty Agreement, Security Agreement and IP Security Agreement is qualified in its entirety by reference thereto, which are filed as Exhibits 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Pinnacle Agreements, Note Conversion Agreement

In connection with the Offering, the Company entered into an intercreditor agreement, dated March 13, 2009 (the “Intercreditor Agreement”), with the Investors and Pinnacle Mountain Partners, LLC, a New Hampshire limited liability company and creditor of the Company, as discussed below (“Pinnacle”). Pursuant to the Intercreditor Agreement, the Investors and Pinnacle agreed to certain terms setting forth the debt repayment, lien positions and the rights and liabilities of each of the Investors vis-à-vis Pinnacle as creditors of the Company.

As a condition to the consummation of the Offering by the Investors, on March 13, 2009, the Company and Pinnacle entered into a third amendment (the “Third Amendment”) to the Loan and Security Agreement originally entered into by and between the Company and Pinnacle as of January 29, 2007, as subsequently amended on July 29, 2008 and January 26, 2009 (the “Loan Agreement”). Pursuant to the Third Amendment, the parties agreed to change the final payment date of the amounts borrowed pursuant to the Loan Agreement from July 31, 2009 to instead provide that 50% of the amount of all loans and advances made by Pinnacle pursuant to the Loan Agreement will become due and payable on July 31, 2010 and the remaining outstanding loans and advances, together with interest thereon, will become due and payable on July 31, 2011. In connection therewith, the Company and Pinnacle entered into a third amended and restated revolving note (the “Pinnacle Note”) to reflect the revised terms provided for under the Third Amendment.

In addition, as a condition to the consummation of the Offering by the Investors, the Company and Pinnacle entered into a note conversion agreement dated March 13, 2009 (the “Note Conversion Agreement”), pursuant to which Pinnacle agreed to convert the principal amount under the Pinnacle Note into shares of the Company’s Common Stock at a conversion rate of $0.41 per share (the “Conversion”) upon receipt of Stockholder Approval by the Company of the Conversion. On March 13, 2009, the Company received verbal confirmation from the NYSE Euronext that so long as Pinnacle remains a party to the Note Conversion Agreement, the vote of Pinnacle and its affiliates, as stockholders of the Company, will not be considered for purposes of obtaining Stockholder Approval of the Offering. Pursuant to the Conversion Agreement, the Company may unilaterally terminate the Note Conversion Agreement prior to receipt of the Stockholder Approval without notice to Pinnacle, in which case the Pinnacle Note shall remain outstanding and the vote of Pinnacle and its affiliates will be considered for determining whether the Stockholder Approval of the Offering was obtained. Under the terms of the Purchase Agreement, described above, the Company has agreed not to terminate the Note Conversion Agreement except upon the written request of the Investors and upon receipt of such written request, the Company will terminate the Note Conversion Agreement.

The foregoing description of each of the Intercreditor Agreement, Third Amendment, Pinnacle Note and Note Conversion Agreement is qualified in its entirety by reference thereto, which are filed as Exhibits 10.7, 10.8, 4.4 and 10.9 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

In addition to the issuance by the Company of the Securities, upon consummation of the Offering, the Company issued a warrant to the Placement Agent for the purchase of up to 350,000 shares of the Company’s Common Stock (the “Placement Agent Warrant”) at a price of $0.41 per share, subject to the terms, conditions and limitations set forth therein. The Placement Agent Warrant may be exercised in whole or in part for a period of three years from the date of issuance provided, however, that until such time as the Stockholder Approval is obtained, the Placement Agent Warrant shall be exercisable for no more than 88,550 shares of Common Stock, subject to certain exceptions provided for therein.

The foregoing description of the Placement Agent Warrant is qualified in its entirety by reference thereto, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

The Company issued the Securities and the Placement Agent Warrant in reliance on the exemption from registration provided for under Section 4(2) of the Securities Act, and Rule 506 of Regulation D thereunder. The Company relied on the exemption from registration provided for under Section 4(2) of the Securities Act based in part on the representations made by each of the Investors and the Placement Agent, including the representations with respect to each Investor’s and Placement Agent’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and each party’s investment intent with respect to the Securities and the Placement Agent Warrant purchased.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Offering the board of directors of the Company (the “Board”) appointed Ms. Joyce Erony, a managing director of Signet Healthcare Partners, to a newly created seat on the Board. In addition, upon Stockholder Approval of the Offering, the Company has agreed to appoint Mr. James C. Gale, a managing director of Signet Healthcare Partners, as an additional member of the Board.

In connection with the appointment of Ms. Erony to the Board, the Company entered into an indemnification agreement with Ms. Erony, pursuant to which the Company agreed, among other things, to indemnify Ms. Erony, to the extent permitted by Delaware law, against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by her in connection with any suit in which she is a party or otherwise involved as a result of her service as a member of the Board. In addition, the Company agreed that any indemnification obligations to Ms. Erony arising thereunder shall be primary to any additional indemnification Ms. Erony is entitled to receive from any third party.

In addition, in connection with the Offering, the Company entered into indemnification agreements with each of Rajiv Mathur, Jane E. Hager, Stephen J. Morris and Terrence O’Donnell as directors of the Company. Each indemnification is substantially similar, and provides that, among other things, to the extent permitted by Delaware law, the Company will indemnify the director against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the director in connection with any suit in which he or she is a party or otherwise involved as a result of his or her service as a member of the Board.

A copy of Ms. Erony’s indemnification agreement is attached hereto as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the form of indemnification agreement entered into with each of Messrs. Mathur, Morris and O’Donnell and Ms. Hager is attached hereto as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 13, 2009, the Company filed the Certificate of Designation of the Rights and Preferences of Series B-1 Convertible Preferred Stock and Series B-2 Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The Board of Directors authorized and approved this filing on March 12, 2009 in connection with the creation, reservation and designation of 1,030 shares of a series of preferred stock as “Series B-1 Convertible Preferred Stock” and 747 shares of a series of preferred stock as “Series B-2 Preferred Stock.”

Pursuant to the terms of the Certificate of Designation, each share of Series B-1 Preferred Stock is convertible into 14,634 shares of Common Stock, subject to customary anti-dilution provisions. The Series B-1 Preferred Stock and Series B-2 Preferred Stock will pay a quarterly dividend, which will accrue at an annual rate of 5% of the Original Issue Price (as defined in the Certificate of Designation), subject to appropriate adjustment. The Series B-1 Preferred Stock shall be entitled to vote on an as-converted basis together as a single class, with the holders of the Common Stock and all other series and classes of stock permitted to vote with Common Stock on all matters submitted to a vote of holders the Common Stock, subject to certain limitations provided for under the Certificate of Designation. The Series B-2 Preferred Stock has no voting rights.

Until such time as Stockholder Approval is obtained, the holders of shares of Series B-1 Preferred Stock shall not be entitled to convert their shares of Series B-1 Preferred Stock into, in the aggregate, Common Stock in excess of 19.9% of the shares of Common Stock issued and outstanding on the trading date immediately prior to the date on which shares of Series B-1 Preferred Stock were first purchased. Pursuant to the terms of the Certificate of Designation, the Series B-1 Preferred Stock will automatically convert into shares of Common Stock upon the earlier of the date that (i) the Closing Price (as defined in the Certificate of Designation) of the Common Stock shall have exceeded $1.20 for a period of twenty-five (25) consecutive trading days immediately preceding such date and (ii) as determined by the affirmative vote or consent of the holders of at least a majority of the shares of the Series B-1 Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting.

On March 18, 2009, the Company filed a Certificate of Correction to Correct a Certain Error in the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Preferred Stock and Series B-2 Preferred Stock (the “Certificate of Correction”) to correct an error in the number of shares designated as Series B-2 Preferred Stock from 747 shares to 798 shares.

The foregoing description of the Certificate of Designation and the Certificate of Correction is qualified in its entirety by reference thereto, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report on Form 8-K:

3.1	Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Preferred Stock and Series B-2 Preferred Stock

3.2

Certificate of Correction to Correct a Certain Error in the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Preferred Stock and Series B-2 Preferred Stock

4.1	Form of Secured Convertible Promissory Note

4.2	Form of Preferred Stock Purchase Warrant

4.3	IGI Laboratories, Inc. Common Stock Purchase Warrant in favor of Rockport Venture Securities, LLC, dated March 13, 2009

4.4	Third Amended and Restated Revolving Note in favor of Pinnacle Mountain Partners, LLC, dated March 13, 2009

10.1	Securities Purchase Agreement, by and among IGI Laboratories, Inc. and the purchasers set forth on Schedule A thereto, dated March 13, 2009

10.2	Voting Agreement by and among IGI Laboratories, Inc., Signet Healthcare Partners, G.P. and the stockholders of the Company set forth on Schedule A thereto, dated March 13, 2009

10.3	Registration Rights Agreement by and among IGI Laboratories, Inc., the purchasers set forth on Schedule A thereto and the placement agent set forth on Schedule B thereto, dated March 13, 2009

10.4	Guaranty Agreement by Immunogenetics, Inc. in favor of the parties listed on Schedule A thereto, dated March 13, 2009

10.5	Security Agreement by and among IGI Laboratories, Inc., Immunogenetics, Inc. and the secured parties listed on the signature page thereto, dated March 13, 2009

10.6	Intellectual Property Security Agreement by and among IGI Laboratories, Inc., Immunogenetics, Inc. and the secured parties listed on the signature page thereto, dated March 13, 2009

10.7

Intercreditor Agreement by and among Life Sciences Opportunities Fund II, L.P., Life Sciences Opportunities Fund (Institutional) II, L.P., Pinnacle Mountain Partners, LLC and IGI Laboratories, Inc., dated March 13, 2009

10.8	Third Amendment to Loan and Security Agreement by and between IGI Laboratories, Inc. and Pinnacle Mountain Partners, LLC, dated March 13, 2009

10.9	Note Conversion Agreement by and between IGI Laboratories, Inc. and Pinnacle Mountain Partners, LLC, dated March 13, 2009

10.10	Indemnification Agreement by and between IGI Laboratories, Inc. and Joyce Erony, dated March 13, 1999

10.11	Form of Indemnification Agreement for Certain Directors

99.1	Press Release of IGI Laboratories, Inc. dated March 13, 2009

99.2	Press Release of IGI Laboratories, Inc. dated March 18, 2009

Rule 135c Statement

This Current Report on Form 8-K and the attached exhibits are being filed pursuant to Rule 135c under the Securities Act and do not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements and expectations of future results that are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties that could materially affect future results. Among these risk factors are the continuing acceptance of the Company’s products, general competitive pressures in the marketplace, and continued overall growth in the pharmaceutical and cosmeceutical industry. Further information regarding these as well as other key risk factors and meaningful cautionary statements that could affect the Company’s financial results are included in the Company’s Form 10-KSB for the fiscal year ended December 31, 2007, supplemented by subsequent filings made with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: March 19, 2009	By:	/s/ Rajiv Mathur
	Name:	Rajiv Mathur
	Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Preferred Stock and Series B-2 Preferred Stock

3.2

Certificate of Correction to Correct a Certain Error in the Certificate of Designation of the Relative Rights and Preferences of the Series B-1 Convertible Preferred Stock and Series B-2 Preferred Stock

4.1	Form of Secured Convertible Promissory Note

4.2	Form of Preferred Stock Purchase Warrant

4.3	IGI Laboratories, Inc. Common Stock Purchase Warrant in favor of Rockport Venture Securities, LLC, dated March 13, 2009

4.4	Third Amended and Restated Revolving Note in favor of Pinnacle Mountain Partners, LLC, dated March 13, 2009

10.1	Securities Purchase Agreement, by and among IGI Laboratories, Inc. and the purchasers set forth on Schedule A thereto, dated March 13, 2009

10.2	Voting Agreement by and among IGI Laboratories, Inc., Signet Healthcare Partners, G.P. and the stockholders of the Company set forth on Schedule A thereto, dated March 13, 2009

10.3	Registration Rights Agreement by and among IGI Laboratories, Inc., the purchasers set forth on Schedule A thereto and the placement agent set forth on Schedule B thereto, dated March 13, 2009

10.4	Guaranty Agreement by Immunogenetics, Inc. in favor of the parties listed on Schedule A thereto, dated March 13, 2009

10.5	Security Agreement by and among IGI Laboratories, Inc., Immunogenetics, Inc. and the secured parties listed on the signature page thereto, dated March 13, 2009

10.6	Intellectual Property Security Agreement by and among IGI Laboratories, Inc., Immunogenetics, Inc. and the secured parties listed on the signature page thereto, dated March 13, 2009

10.7

Intercreditor Agreement by and among Life Sciences Opportunities Fund II, L.P., Life Sciences Opportunities Fund (Institutional) II, L.P., Pinnacle Mountain Partners LLC and IGI Laboratories, Inc., dated March 13, 2009

10.8	Third Amendment to Loan and Security Agreement by and between IGI Laboratories, Inc. and Pinnacle Mountain Partners, LLC, dated March 13, 2009

10.9	Note Conversion Agreement by and between IGI Laboratories, Inc. and Pinnacle Mountain Partners, LLC, dated March 13, 2009

10.10	Indemnification Agreement by and between IGI Laboratories, Inc. and Joyce Erony, dated March 13, 1999

10.11	Form of Indemnification Agreement for Certain Directors

99.1	Press Release of IGI Laboratories, Inc. dated March 13, 2009

99.2	Press Release of IGI Laboratories, Inc. dated March 18, 2009